                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                               TOOTSIE ROLL INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                         TOOTSIE ROLL INDUSTRIES, INC.
               7401 SOUTH CICERO AVENUE, CHICAGO, ILLINOIS 60629

                                                                  March 24, 2000

Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of your Company to be held on Monday, May 1, 2000, at 9:00 A.M., Eastern Daylight Savings Time, in Room 1200, Mutual Building, 909 East Main Street, Richmond, Virginia.

    At the meeting, you will be asked to consider and vote upon the election of four directors and a proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company.

    The formal Notice of the Annual Meeting of Shareholders and the Proxy Statement follow. It is important that your shares be represented and voted at the meeting, regardless of the size of your holdings. Accordingly, please promptly mark, sign and date the enclosed proxy and return it in the enclosed envelope, whether or not you intend to be present at the Annual Meeting of Shareholders.

                                       Sincerely,

                [SIGNATURE]                                  [SIGNATURE]
             Melvin J. Gordon                              Ellen R. Gordon
         CHAIRMAN OF THE BOARD AND                          PRESIDENT AND
          CHIEF EXECUTIVE OFFICER                      CHIEF OPERATING OFFICER

                         TOOTSIE ROLL INDUSTRIES, INC.
               7401 SOUTH CICERO AVENUE, CHICAGO, ILLINOIS 60629

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 1, 2000

To the Shareholders:

    Notice is hereby given that the Annual Meeting of Shareholders of TOOTSIE ROLL INDUSTRIES, INC. will be held in Room 1200, Mutual Building, 909 East Main Street, Richmond, Virginia, on Monday, May 1, 2000, at 9:00 A.M., Eastern Daylight Savings Time, for the following purposes:

    1.  To elect the full board of four directors;

    2. To consider and act upon ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending December 31, 2000; and

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

    Only shareholders of record at the close of business on March 7, 2000 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. The relative voting rights of the Company's Common Stock and Class B Common Stock in respect of the Annual Meeting and the matters to be acted upon at such meeting are described in the accompanying Proxy Statement.

    Your attention is directed to the accompanying Proxy, Proxy Statement and 1999 Annual Report of Tootsie Roll Industries, Inc.

                                          By Order of the Board of Directors
                                          G. Howard Ember Jr., ASSISTANT
                                          SECRETARY

Chicago, Illinois
March 24, 2000

NOTE: PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN
      THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

                         TOOTSIE ROLL INDUSTRIES, INC.
                            7401 SOUTH CICERO AVENUE
                            CHICAGO, ILLINOIS 60629

                            ------------------------

                                PROXY STATEMENT
                  ANNUAL MEETING OF SHAREHOLDERS--MAY 1, 2000

                             ---------------------

                            SOLICITATION OF PROXIES

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Tootsie Roll Industries, Inc. of the accompanying proxy for the Annual Meeting of Shareholders of the Company to be held on Monday, May 1, 2000, and at any adjournments thereof. The purpose of the meeting is for the shareholders of the Company to: (1) elect four directors to terms of office expiring at the 2001 Annual Meeting of Shareholders; (2) consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2000; and
(3) transact such other business as may properly come before the meeting and any adjournments thereof.

    Proxies in the accompanying form, properly executed and received by the Company prior to the meeting and not revoked, will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the shareholder, proxies will be voted for the election of all named director nominees and for ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors. The Board of Directors does not know of any other matters to be brought before the meeting; however, if other matters should properly come before the meeting it is intended that the persons named in the accompanying proxy will vote thereon at their discretion. Any shareholder may revoke his or her proxy by giving written notice of revocation to the Assistant Secretary of the Company at any time before it is voted, by executing a later-dated proxy which is voted at the meeting or by attending the meeting and voting his or her shares in person.

    The Board of Directors has fixed the close of business on March 7, 2000 as the record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Annual Meeting of Shareholders to be held on May 1, 2000, and at any adjournments thereof. As of the close of business on March 7, 2000, there were outstanding and entitled to vote 32,440,569 shares of Common Stock and 15,692,649 shares of Class B Common Stock. Each share of Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to ten votes, and therefore the Common Stock will be entitled to a total of 32,440,569 votes and the Class B Common Stock will be entitled to a total of 156,926,490 votes. The Common Stock and the Class B Common Stock will vote together as a single class with respect to the election of directors and all other matters submitted to the Company's shareholders at the meeting. This Proxy Statement and the enclosed form of proxy are being mailed to shareholders of the Company on or about March 24, 2000.

    The entire cost of soliciting proxies in the accompanying form will be borne by the Company. Proxies will be solicited by mail, and may be solicited personally by directors, officers or regular employees of the Company who will not receive special compensation for such services. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of the Company's Common Stock and Class B Common Stock.

                               VOTING INFORMATION

    A shareholder may, with respect to the election of directors (i) vote for the election of all named director nominees, (ii) withhold authority to vote for all named director nominees or (iii) vote for the election of all named director nominees other than any nominee with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. A shareholder may, with respect to the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors (i) vote "FOR" ratification, (ii) vote "AGAINST" ratification or (iii) "ABSTAIN" from voting on the proposal. Proxies properly executed and received by the Company prior to the meeting and not revoked will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the shareholder, proxies will be voted for the election of all named director nominees and for ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors. If a proxy indicates that all or a portion of the votes represented by such proxy are not being voted with respect to a particular matter, such non-votes will not be counted in connection with the vote on such matter, although such votes may be counted in connection with the vote on other matters and will count for purposes of determining the presence of a quorum.

    The affirmative vote of a plurality of the votes present in person or by proxy at the meeting and entitled to vote in the election of directors is required to elect directors. Thus, assuming a quorum is present, the four persons receiving the greatest number of votes will be elected to serve as directors. Withholding authority to vote for a director(s) and non-votes with respect to the election of directors will not affect the outcome of the election of directors. If a quorum is present at the meeting, in order to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors, the number of votes cast favoring the action must exceed the number of votes cast opposing the action. Accordingly, non-votes and abstentions with respect to such matter will not affect the determination of whether such matter is approved.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

    It is the intention of the persons named in the accompanying proxy to vote for the election of each of the four persons named in the table below as a director of the Company to serve until the 2001 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified. All of such nominees are now directors of the Company, having been previously elected as directors by the shareholders of the Company. In the event any of the nominees, all of whom have expressed an intention to serve if elected, fail to stand for election, the persons named in the proxy presently intend to vote for a substitute nominee designated by the Board of Directors. The information concerning the nominees and their shareholdings has been furnished by them to the Company.

    The following table sets forth information with respect to the four nominees for election as directors:

      NAME, AGE AND OTHER POSITIONS,                        PERIOD SERVED AS DIRECTOR AND
           IF ANY, WITH COMPANY                        BUSINESS EXPERIENCE DURING PAST 5 YEARS
------------------------------------------      ------------------------------------------------------
Melvin J. Gordon, 80; Chairman of the           Director since 1952; Chairman of the Board since 1962;
  Board and Chief Executive Officer(1)(2)         Director and President of HDI Investment Corp., a
                                                  family investment company.

Ellen R. Gordon, 68, President and Chief        Director since 1969; President since 1978; Director
  Operating Officer(1)(2)                         and Vice- President of HDI Investment Corp., a
                                                  family investment company; director of Bestfoods
                                                  since 1991.

Charles W. Seibert, 85(3)(4)                    Director since 1978; retired; Vice-President of
                                                  Citibank through February, 1974 and consultant to
                                                  several banks since 1974.

Lana Jane Lewis-Brent, 53(3)(4)                 Director since 1988; President of Paul Brent Designer,
                                                  Inc. since 1992 (art publishing); former President
                                                  of Sunshine-Jr. Stores, Inc. (convenience stores).

------------------------

(1) Member of the Executive Committee. When the Board of Directors is not in session, the Executive Committee has the powers of the Board in the management of the business and affairs of the Company, other than certain actions which under the laws of the Commonwealth of Virginia must be approved by the Board of Directors. The Executive Committee held three meetings in 1999.

(2) Melvin J. Gordon and Ellen R. Gordon are husband and wife.

(3) Member of the Audit Committee. The Audit Committee (a) annually recommends to the Board of Directors the appointment of independent public accountants for the Company and subsidiaries; (b) reviews the scope of audits;
    (c) approves the non-audit services of the independent public accountants for the Company and subsidiaries and their fees for audit and non-audit services; and (d) receives, reviews and takes action deemed appropriate with respect to audit reports submitted. The Audit Committee held two meetings during 1999.

(4) Member of the Compensation Committee. The Compensation Committee administers the Tootsie Roll Industries, Inc. Bonus Incentive Plan and in this capacity will make or recommend awards under such plan. The Compensation Committee held one meeting during 1999.

    The Company does not have a nominating committee.

    The Board of Directors held four meetings during 1999. Mr. and Mrs. Gordon do not receive fees for their service on the Board of Directors or committees. Other directors received an annual fee of $24,000 plus $1,250 per meeting attended for service on the Board of Directors during 1999. Each member of the Audit Committee and the Compensation Committee received $1,250 per meeting attended. Mr. Seibert, as the Chairman of the Audit Committee, received an additional annual fee of $5,500. During 1999, all of the directors attended at least 75 percent of the meetings of the Board of Directors and (if they were members of the Executive Committee, Audit Committee or Compensation Committee) the Executive Committee, Audit Committee and Compensation Committee.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NAMED DIRECTOR NOMINEES.

               OWNERSHIP OF COMMON STOCK AND CLASS B COMMON STOCK
                          BY CERTAIN BENEFICIAL OWNERS

    The following table sets forth, as of March 7, 2000, information with respect to the beneficial ownership of the Company's Common Stock and Class B Common Stock by each person known to the Company to be the beneficial owner of more than five percent of such Common Stock or Class B Common Stock. The information has been furnished to the Company by such persons or derived from filings with the Securities and Exchange Commission.

                                                              NUMBER OF SHARES OF
                                                            COMMON STOCK AND CLASS B
                                                               COMMON STOCK OWNED
                                                           BENEFICIALLY AND NATURE OF   PERCENTAGE OF
                                                            BENEFICIAL OWNERSHIP(1)      OUTSTANDING
                                                           --------------------------     SHARES OF
NAME                                                         DIRECT       INDIRECT          CLASS
----                                                       ----------   -------------   -------------
Melvin J. Gordon..............................  Common     1,042,491         --              3.2%
               ...............................  Class B    1,042,491         --              6.6%

Ellen R. Gordon...............................  Common     6,655,197        81,668(2)       20.8%
               ...............................  Class B    6,752,953        31,668(2)       43.2%

Melvin J. Gordon
  and Ellen R. Gordon,
  jointly as fiduciaries......................  Common        --         4,213,050(3)       13.0%
               ...............................  Class B       --         4,213,050(3)       26.8%

Leigh R. Weiner...............................  Common     1,293,792       293,454(4)        4.9%
               ...............................  Class B    1,767,181       384,276(4)       13.7%

------------------------

    The address of Mr. and Mrs. Gordon is c/o Tootsie Roll Industries, Inc., 7401 South Cicero Avenue, Chicago, Illinois 60629. The address of
    Mr. Weiner is c/o Becker Ross Stone DeStefano & Klein, 317 Madison Ave., New York, New York 10017- 5372.

(1) The persons named in the above table have sole investment and voting power over the shares indicated therein as being owned directly and share investment and voting power over the shares indicated therein as being owned indirectly. Shares of Class B Common Stock are at all times convertible into shares of Common Stock on a share-for-share basis. Shares and percent of class indicated for Common Stock do not reflect the shares of Common Stock that could be acquired upon the conversion of the shares of Class B Common Stock.

(2) Includes 31,668 shares of each of Common Stock and Class B Common Stock held as co-trustee of the Company's pension plan, and 50,000 shares of Common Stock held as co-trustee of the Company Stock Trust.

(3) Includes 3,748,578 shares each of Common Stock and Class B Common Stock held by Mr. and Mrs. Gordon as fiduciaries for their children and 464,472 shares each of Common Stock and Class B Common Stock owned by a charitable foundation in which members of the Gordon family are interested.

(4) Includes 61,266 shares of Common Stock and 37,535 shares of Class B Common Stock held by Mr. Weiner's wife (of which he disclaims beneficial ownership), 156,564 shares of Common Stock and 114,254 shares of Class B Common Stock held by Mr. Weiner or by his wife as custodian for their children and 75,624 shares of Common Stock and 232,487 shares of Class B Common Stock held by a charitable foundation in which Mr. Weiner and members of his family are interested.

        OWNERSHIP OF COMMON STOCK AND CLASS B COMMON STOCK BY MANAGEMENT

    The following table sets forth, as of March 7, 2000, information with respect to the beneficial ownership of the Company's Common Stock and Class B Common Stock by each director, by each executive officer who is named in the summary compensation table included in this proxy statement, and by all directors and executive officers of the Company as a group.

                                                       NUMBER OF SHARES OF
                                                     COMMON STOCK AND CLASS B
                                                        COMMON STOCK OWNED
                                                    BENEFICIALLY AND NATURE OF      PERCENTAGE OF
                                                     BENEFICIAL OWNERSHIP(1)         OUTSTANDING
                                                    --------------------------        SHARES OF
NAME                                                  DIRECT         INDIRECT           CLASS
----                                                ----------      ----------      -------------
Melvin J. Gordon....................  Common               (2)             (2)           (2)
               .....................  Class B              (2)             (2)           (2)
Ellen R. Gordon.....................  Common               (2)             (2)           (2)
               .....................  Class B              (2)             (2)        (2)
Charles W. Seibert..................  Common            1,065          --                (3)
               .....................  Class B           1,065          --                (3)
Lana Jane Lewis-Brent...............  Common            3,541          17,505            (3)
               .....................  Class B          --              --                (3)
John W. Newlin, Jr..................  Common            9,649           1,192            (3)
               .....................  Class B           9,649           1,192            (3)
Thomas E. Corr......................  Common           --              --                (3)
               .....................  Class B          --              --                (3)
G. Howard Ember, Jr.................  Common           --               8,309            (3)
               .....................  Class B          --              --                (3)
All directors and executive officers
  as a group (9 persons)............  Common        7,711,943       4,321,724           37.1%
               .....................  Class B       7,806,158       4,245,910           76.8%

------------------------

(1) The persons named in the above table have sole investment and voting power over the shares indicated therein as being owned directly and share investment and voting power over the shares indicated therein as being owned indirectly. Shares of Class B Common Stock are at all times convertible into shares of Common Stock on a share-for-share basis. Shares and percent of class indicated for Common Stock do not reflect the shares of Common Stock that could be acquired upon the conversion of the shares of Class B Common Stock.

(2) See the table under the caption "Ownership of Common Stock and Class B Common Stock by Certain Beneficial Owners" above for shareholdings of Mr. and Mrs. Gordon.

(3) Less than 1% of the outstanding shares.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock or Class B Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and New York Stock Exchange. Such persons are also required to furnish the Company with copies of all such reports.

    Based solely on its review of the copies of such reports received by the Company, and written representations from certain reporting persons, the Company is pleased to note that its directors, executive officers and greater than ten percent shareholders filed all required reports during or with respect to fiscal year 1999.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

    The following summary compensation table sets forth the compensation for the last three calendar years of the Chairman and Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company serving at the end of 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM COMPENSATION
                                                                              --------------------------------
                                                                                     AWARDS           PAYOUTS
                                               ANNUAL COMPENSATION            ---------------------   --------
                                       ------------------------------------   RESTRICTED                          ALL OTHER
    NAME AND PRINCIPAL                                         OTHER ANNUAL     STOCK      OPTIONS      LTIP     COMPENSATION
         POSITION             YEAR      SALARY      BONUS      COMPENSATION     AWARDS       SARS     PAYOUTS     (1)(2)(3)
--------------------------  --------   --------   ----------   ------------   ----------   --------   --------   ------------
                              1999     $999,000   $1,023,000        $0            $0          0          $0       $1,027,771
Melvin J. Gordon .........    1998      955,000      930,000         0             0          0           0          936,595
  Chairman and CEO            1997      875,000      760,000         0             0          0           0          940,852

Ellen R. Gordon ..........    1999     $957,000   $  957,000        $0            $0          0          $0       $1,015,766
  President and Chief         1998      870,000      870,000         0             0          0           0          929,805
  Operating Officer           1997      798,000      755,000         0             0          0           0          934,145

John W. Newlin, Jr. ......    1999     $569,000   $  313,500        $0            $0          0          $0       $  309,233
  Vice President/             1998      516,000      285,000         0             0          0           0          302,923
  Manufacturing               1997      473,000      246,000         0             0          0           0          293,621

Thomas E. Corr ...........    1999     $531,000   $  330,000        $0            $0          0          $0       $  293,490
  Vice President/             1998      475,000      300,000         0             0          0           0          280,666
  Marketing and Sales         1997      404,000      260,000         0             0          0           0          272,795

G. Howard Ember, Jr. .....    1999     $378,000   $  233,500        $0            $0          0          $0       $  199,470
  Vice President/             1998      315,000      212,000         0             0          0           0          192,448
  Finance                     1997      275,000      185,000         0             0          0           0          185,961

--------------------------

(1) "All Other Compensation" includes (i) contributions to the Company's pension, profit-sharing and excess benefit plans, (ii) annual awards to the Company's Career Achievement Plan ("CAP") in the form of deferred compensation with vesting and forfeiture provisions and (iii) benefits under the Company's split dollar life insurance plan (see note 3 below).

(2) For 1999, (i) contributions to the Company's pension, profit-sharing and excess benefit plans, (ii) CAP awards and (iii) split dollar life insurance benefits were, respectively, as follows: $160,771, $0 and $867,000 for Melvin J. Gordon; $148,766, $0 and $867,000 for Ellen R. Gordon; $106,400,
    $190,000 and $12,833 for John W. Newlin, Jr.; $102,990, $184,000 and $6,500
    for Thomas E. Corr; and $68,737, $125,000 and $5,733 for G. Howard Ember Jr.

(3) In 1993, the Board of Directors approved a split dollar life insurance plan for Melvin J. Gordon and Ellen R. Gordon that replaced benefits that were already earned under the Company's CAP and previous split dollar insurance programs pursuant to which Mr. and Mrs. Gordon received awards during the years 1982 through 1992. In 1993, 1996 and 1997, the Board of Directors approved additional split dollar life insurance for Mr. and Mrs. Gordon, a portion of which replaced benefits previously earned under deferred compensation and excess benefit plans. Although the Company will fully recover all premiums paid for the split dollar life insurance after approximately 17 years, the plan includes a compensation element for the additional benefits attributable to the Company's after-tax cost for advancing the premium payments. The compensation element represents the total expected after-tax cost of the benefits provided allocable to the service provided by Melvin J. Gordon and Ellen R. Gordon during the year.

                          CHANGE IN CONTROL AGREEMENTS

    The Company has entered into severance agreements (the "Agreements") with five executive officers, excluding Mr. and Mrs. Gordon but including the other executive officers named in the Summary Compensation Table. The Agreements generally provide that in the event the executive's employment is terminated by the Company without "cause" or by the executive for "good reason" within two years after a "change in control" (as such terms are defined in the Agreements), the executive will receive a pro-rated bonus for the year of termination plus three times his annual base salary and three times the higher of his incentive bonus for the last fiscal year or his average incentive bonus over the prior three fiscal years. The executive would also be eligible for three years of coverage under the Company's health, life and disability benefit plans and for a "gross-up" payment as reimbursement of any federal excise (but not income) taxes payable. The executive would also become vested in, and be paid, any unvested accrued benefits under the Company's Pension, Profit Sharing and Excess Benefit Plans and the maximum award under the CAP Plan. In the event of such a termination, each executive has agreed to a noncompetition and nonsolicitation covenant applicable for one year following the termination of his employment. The Board of Directors believes that the foregoing arrangements are frequently part of executive compensation practices at major public corporations. Mr. and Mrs. Gordon have advised the Board of Directors that the Gordon Family intends to maintain voting control of the Company and, therefore, the Board of Directors believes that it is unlikely that the Agreements would be utilized.

                        REPORT ON EXECUTIVE COMPENSATION

    During 1999, the entire Board of Directors was responsible for determining the compensation structure and amounts for the executive officers of the Company. The Compensation Committee of the Board of Directors (the "Compensation Committee") was responsible for administering the Tootsie Roll Industries, Inc. Bonus Incentive Plan (the "Bonus Incentive Plan"). This report describes the policies and rationale for the Board and the Compensation Committee in establishing the principal components of compensation for the executive officers during 1999.

EXECUTIVE COMPENSATION POLICY

    The Company's compensation program is designed to encourage and reward both individual effort and teamwork leading to improvement in the Company's financial performance and attainment of the Company's principal long-term objective of profitably building the Company's well-known brands. The Company's executive officer compensation program is balanced between short-term and long-term compensation and incentives. The program is comprised of base salary, annual cash incentive bonuses, annual awards to the Company's Career Achievement Plan ("CAP"), split-dollar insurance plans, and pension, profit-sharing and excess benefit plans generally available to employees of the Company. The Board of Directors believes that this program will lead to increased shareholder value on a long-term basis.

BASE SALARY

    The Board of Directors annually reviews each executive officer's salary. The Board considers the following with respect to the determination of an individual executive officer's base salary:

    - Performance and contribution to the Company, including length of service in the position;

    - Comparative compensation levels of other companies, including periodic compensation studies performed by independent compensation and benefit consultants;

    - Overall competitive environment for executives and the level of compensation considered necessary to attract and retain executive talent; and

    - Historical compensation and performance levels for the Company.

    Companies used in comparative analyses for the purpose of determining each executive officer's salary are selected periodically with the assistance of professional compensation consultants. Selection of such companies is based on a variety of factors, including market capitalization and industry classification. The companies used in these comparative analyses include some of the companies in the Peer Group used in the Performance Graph, as well as other companies. The Board of Directors believes that the Company's primary competitors for executive talent are companies with a similar market capitalization and, accordingly, relies on a broad array of companies in various industries for comparative analyses.

ANNUAL INCENTIVES AND OTHER AWARDS

    Effective January 1, 1997, the Compensation Committee established the Bonus Incentive Plan. The Bonus Incentive Plan was adopted to ensure the tax deductibility of the annual bonus that may be earned by executive officers of the Company. Under the Plan, certain key employees (including employees who are also directors) designated by the Compensation Committee may receive annual incentive compensation determined by pre-established objective performance goals. In 1999, the eligible employees for the Bonus Incentive Plan included the Chairman and Chief Executive Officer and the President and Chief Operating Officer. Performance goals were based on the measures, objectives and financial criteria discussed below.

    In addition, annual incentive bonuses to other executive officers and CAP and split-dollar insurance awards are made at the discretion of the Board of Directors to executive corporate officers in order to recognize and reward each individual executive officer's contribution to the Company's overall performance in terms of both financial results and attainment of individual and Company goals.

    The annual cash incentive bonus is designed to reward executives, as well as other management personnel, for their contributions to the Company's financial performance during the recently completed year.

    The annual CAP award and split dollar life insurance program is principally designed to provide an incentive to executive officers to achieve both short-term and long-term financial and other goals, including strategic objectives. These programs are also designed to provide an incentive for the executive to remain with the Company on a long-term basis. These awards are determined by the Board of Directors based on the performance of the Company and the executive's contribution to the growth and success of the Company.

    The Board of Directors considers both achievement of strategic objectives and financial performance measures in determining compensation levels. Although the Board of Directors does not use a fixed formula for determining annual incentive and other awards, the following measures of Company performance were considered in the determination of 1999 bonuses and awards:

    - Earnings per share;

    - Increase in sales of core brands and total sales;

    - Return on assets;

    - Return on equity; and

    - Net earnings as a percentage of sales.

    The awards for 1999 recognize the Company's achievement of record profitability for the year and the high level of achievement on other measures of financial performance.

RATIONALE OF CEO COMPENSATION

    The Board of Directors established the compensation of Melvin J. Gordon, Chairman of the Board of Directors and Chief Executive Officer, using the same criteria that were used to determine the other executive officers' compensation as discussed above. In addition, the Board considered Mr. Gordon's leadership of the Company in achieving the Company's strategic and long-term objectives. A substantial portion of his compensation was at risk, in the form of annual cash incentive bonus. As discussed above, the Compensation Committee determined pre-established objective performance goals to determine Mr. Gordon's bonus. It is the Board's opinion that Mr. Gordon's compensation package was based on an appropriate assessment of the Company's performance, his individual performance and competitive standards.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    The Internal Revenue Code limits the tax deductibility of executive compensation in certain circumstances. In the event a portion of executive compensation were not tax deductible, the Board of Directors may require the executive to defer the non-deductible portion of compensation until such time as the compensation may be deductible by the Company. In order to enable the Company to receive federal income tax deductions for the compensation paid to the executive officers of the Company in 1999 and in future years, the Compensation Committee established the Bonus Incentive Plan.

    The foregoing report has been approved by the entire Board of Directors, the members of which are:

                                Melvin J. Gordon
                                Ellen R. Gordon
                               Charles W. Seibert
                             Lana Jane Lewis-Brent

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    As indicated above under "Report on Executive Compensation," during 1999 the Board of Directors of the Company was responsible for determining the compensation of the executive officers of the Company. Mr. Gordon is the Chairman of the Board and Chief Executive Officer of the Company and Mrs. Gordon is President and Chief Operating Officer of the Company.

                               PERFORMANCE GRAPH

    The following performance graphs compare the Company's cumulative total shareholder return on the Company's Common Stock for a ten-year period
(December 31, 1989 to December 31, 1999) and a five-year period (December 31, 1994 to December 31, 1999) with the cumulative total return of Standard & Poor's 500 Stock Index ("S&P 500") and the Dow Jones Industry Food Index ("Peer Group," which includes the Company).

                       TEN-YEAR CUMULATIVE TOTAL RETURN*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

YEAR  TOOTSIE ROLL  S&P 500  PEER GROUP
1989        100.00   100.00      100.00
1990        115.68    96.88      110.21
1991        215.50   126.42      151.83
1992        235.34   136.08      153.21
1993        223.14   149.80      148.68
1994        200.41   151.78      158.02
1995        267.75   208.82      196.74
1996        277.87   256.76      230.59
1997        454.28   342.43      319.70
1998        588.90   440.29      347.49
1999        514.05   532.94      272.63

                       FIVE-YEAR CUMULATIVE TOTAL RETURN*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

YEAR  TOOTSIE ROLL  S&P 500  PEER GROUP
1994        100.00   100.00      100.00
1995        133.60   137.58      124.05
1996        138.65   169.17      145.79
1997        226.67   225.61      201.67
1998        293.84   290.09      219.41
1999        256.60   351.13      171.36

------------------------

* Assumes (i) $100 invested on December 31 of the first year of the chart in each of the Company's Common Stock, S&P 500 and the Dow Jones Industry Food Index and (ii) the reinvestment of dividends.

                                   PROPOSAL 2
                       RATIFICATION OF THE APPOINTMENT OF
               PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS

    The Board of Directors has appointed PricewaterhouseCoopers LLP, independent public accountants, as the independent auditors for the Company for the fiscal year ending December 31, 2000. PricewaterhouseCoopers LLP has been the Company's independent auditors since 1968. Although not required by the Company's Articles of Incorporation or Bylaws, the Board of Directors deems it to be in the best interest of the Company to submit to the shareholders a proposal to ratify the appointment of PricewaterhouseCoopers LLP and recommends a vote in favor of such ratification. It is not expected that representatives of PricewaterhouseCoopers LLP will attend the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS.

                 SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    In order to be considered for inclusion in the Company's proxy materials for the 2001 Annual Meeting of Shareholders, any shareholder proposals should be addressed to Tootsie Roll Industries, Inc., 7401 South Cicero Avenue, Chicago, Illinois 60629, Attention: Ellen R. Gordon, President, and must be received no later than December 1, 2000. In addition, the Company's Bylaws establish an advance notice procedure for shareholder proposals to be brought before any annual meeting of shareholders, including proposed nominations of persons for election to the Board of Directors. Shareholders at the 2000 Annual Meeting of Shareholders may consider shareholder proposals or nominations brought by a shareholder of record on March 7, 2000, who is entitled to vote at the 2000 Annual Meeting of Shareholders and who has given the Assistant Corporate Secretary timely written notice, in proper form, of the shareholder's proposal or nomination. A shareholder proposal or nomination intended to be brought before the 2000 Annual Meeting of Shareholders must have been received by the Assistant Corporate Secretary on or after February 1, 2000 and on or prior to March 2, 2000. The Assistant Corporate Secretary did not receive notice of any shareholder proposals or nominations relating to the 2000 Annual Meeting of Shareholders. The 2001 Annual Meeting of Shareholders is expected to be held on May 7, 2001. A shareholder proposal or nomination intended to be brought before the 2001 Annual Meeting of Shareholders must be received by the Assistant Corporate Secretary on or after February 6, 2001 and on or prior to March 8, 2001.

                                    GENERAL

    The Board of Directors does not know of any matters other than the foregoing that will be presented for consideration at the Annual Meeting. However, if other matters should be properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote thereon in accordance with their best judgment pursuant to the discretionary authority granted in the proxy.

    A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1999 is being mailed herewith.

    A COPY OF THE COMPANY'S 1999 ANNUAL REPORT ON FORM 10-K WITHOUT EXHIBITS MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO TOOTSIE ROLL
INDUSTRIES, INC., 7401 SOUTH CICERO AVENUE, CHICAGO, ILLINOIS 60629, ATTENTION:
G. HOWARD EMBER JR., VICE PRESIDENT/FINANCE AND ASSISTANT SECRETARY. A REASONABLE CHARGE WILL BE MADE FOR REQUESTED EXHIBITS.

                                          By Order of the Board of Directors
                                          G. Howard Ember Jr.
                                          ASSISTANT SECRETARY

Chicago, Illinois
March 24, 2000

                                                                        PROXY

                          TOOTSIE ROLL INDUSTRIES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned shareholder of TOOTSIE ROLL INDUSTRIES, INC. (the "Company" hereby appoints ELLEN R. GORDON, MICHAEL L. SOFFIN and ROBERT A. GOULDIN, and each of them, as the undersigned's proxies (with the power of substitution) to vote all the shares of Common Stock and/or Class B Common Stock of the Company which the undersigned would be entitled to vote at the annual meeting of shareholders of such Company to be held on May 1, 2000, at 9:00 A.M. (EDST) and any adjournment thereof, on the matters set forth on the reverse side hereof.

     This Proxy will be voted in accordance with instructions specified on the reverse side, but in the absence of any instructions will be voted "FOR" Item (1), (2) and (3). If any other business is presented at the meeting, the proxies are authorized to vote thereon in their discretion. The undersigned hereby revokes any proxy heretofore given.


                   THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

          PLEASE DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.
                          A RETURN ENVELOPE IS ENCLOSED.

                               FOLD AND DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE BOARD OF   Please mark     /X/
DIRECTOR'S NOMINEES AND FOR THE PROPOSALS LISTED BELOW.     your votes as
                                                            indicated in
                                                            this example

--------------------------------------------------------------------------------

(1)- Election of Directors: Melvin J. Gordon, Ellen R. Gordon,
     Lana Jane Lewis-Brent, Charles W. Siebert.

     FOR all nominees       WITHHOLD      (Instructions: To withhold authority
       listed above        AUTHORITY      to vote for any individual nominee,
     (except as marked  to vote for all   strike a line through the nominee's
      to the contrary      nominees       name in the list above)
          above)         listed above
           / /                / /

--------------------------------------------------------------------------------

(2)- Ratify the appointment of PricewaterhouseCoopers LLP as auditors for the fiscal year 2000.

                 FOR           AGAINST           ABSTAIN
                 / /             / /                / /

--------------------------------------------------------------------------------

(3)- In their discretion, transact any other business that may properly come before such meeting.

                 FOR           AGAINST           ABSTAIN
                 / /             / /                / /

--------------------------------------------------------------------------------






Signature ______________________ Signature ______________________ Date _________
Please date and sign exactly as name appears hereon. Executors, Administrators, Trustees, etc. should so indicate when signing. If shares are held jointly, both shareholders should sign.


                               FOLD AND DETACH HERE